Development And Marketing Collaboration Agreements	12 Months Ended
Dec. 31, 2011
Development And Marketing Collaboration Agreements [Abstract]
Development And Marketing Collaboration Agreements

32.    Development and Marketing Collaboration Agreements

Biogen Idec

In August 2000, we entered into a development and marketing collaboration agreement with Biogen Idec, successor to Biogen, Inc., to collaborate in the development and commercialization of Tysabri for MS and Crohn's disease, with Biogen Idec acting as the lead party for MS and Elan acting as the lead party for Crohn's disease.

In November 2004, Tysabri received regulatory approval in the United States for the treatment of relapsing forms of MS. In February 2005, Elan and Biogen Idec voluntarily suspended the commercialization and dosing in clinical trials of Tysabri. This decision was based on reports of serious adverse events involving cases of PML, a rare and potentially fatal, demyelinating disease of the central nervous system.

In June 2006, the FDA approved the reintroduction of Tysabri for the treatment of relapsing forms of MS. Approval for the marketing of Tysabri in the European Union was also received in June 2006 and has subsequently been received in a number of other countries. The distribution of Tysabri in both the United States and the European Union commenced in July 2006. Global in-market net sales of Tysabri in 2011 were $1,510.6 million (2010: $1,230.0 million; 2009: $1,059.2 million), consisting of $746.5 million (2010: $593.2 million; 2009: $508.5 million) in the U.S. market and $764.1 million (2010: $636.8 million; 2009: $550.7 million) in the ROW.

In January 2008, the FDA approved the supplemental Biologics License Application (sBLA) for Tysabri for the treatment of patients with Crohn's disease, and Tysabri was launched in this indication at the end of the first quarter of 2008. In December 2008, we announced a realignment of our commercial activities in Tysabri for Crohn's disease, shifting our efforts from a traditional sales model to a model based on clinical support and education.

Tysabri was developed and is now being marketed in collaboration with Biogen Idec. In general, subject to certain limitations imposed by the parties, we share with Biogen Idec most development and commercialization costs. Biogen Idec is responsible for manufacturing the product. In the United States, we purchase Tysabri from Biogen Idec and are responsible for distribution. Consequently, we record as revenue the net sales of Tysabri in the U.S. market. We purchase product from Biogen Idec as required at a price, which includes the cost of manufacturing, plus Biogen Idec's gross profit on Tysabri and this cost, together with royalties payable to other third parties, is included in cost of sales.

In the ROW markets, Biogen Idec is responsible for distribution and we record as revenue our share of the profit or loss on ROW sales of Tysabri, plus our directly incurred expenses on these sales. In 2011, we recorded revenue of $317.6 million (2010: $258.3 million; 2009: $215.8 million).

As a result of the strong growth in Tysabri sales, in July 2008, we made an optional payment of $75.0 million to Biogen Idec in order to maintain our approximate 50% share of Tysabri for annual global in-market net sales of Tysabri that are in excess of $700.0 million. In addition, in December 2008, we exercised our option to pay a further $50.0 million milestone to Biogen Idec in order to maintain our percentage share of Tysabri at approximately 50% for annual global in-market net sales of Tysabri that are in excess of $1.1 billion. There are no further milestone payments required for us to retain our approximate 50% profit share.

The collaboration agreement will expire in November 2019, but may be extended by mutual agreement of the parties. If the agreement is not extended, then each of Biogen Idec and Elan has the option to buy the other party's rights to Tysabri upon expiration of the term. Each party has a similar option to buy the other party's rights to Tysabri if the other party undergoes a change of control (as defined in the collaboration agreement). In addition, each of Biogen Idec and Elan can terminate the agreement for convenience or material breach by the other party, in which case, among other things, certain licenses, regulatory approvals and other rights related to the manufacture, sale and development of Tysabri are required to be transferred to the party that is not terminating for convenience or is not in material breach of the agreement.

For additional information relating to Tysabri, refer to Note 3.

Johnson & Johnson AIP Agreements

On September 17, 2009, Janssen AI, a newly formed subsidiary of Johnson & Johnson, completed the acquisition of substantially all of our assets and rights related to the AIP. In addition, Johnson & Johnson, through its affiliate Janssen Pharmaceutical, invested $885.0 million in exchange for newly issued American Depositary Receipts (ADRs) of Elan, representing 18.4% of our outstanding Ordinary Shares at the time. Johnson & Johnson also committed to fund up to $500.0 million towards the further development and commercialization of the AIP. As of December 31, 2011, the remaining unspent amount of the Johnson & Johnson $500.0 million funding commitment was $57.6 million (2010: $272.0 million), which reflects the $214.4 million utilized in 2011 (2010: $179.0 million). Any required additional expenditures in respect of Janssen AI's obligations under the AIP collaboration in excess of the initial $500.0 million funding commitment is required to be funded by Elan and Johnson & Johnson in proportion to their respective shareholdings up to a maximum additional commitment of $400.0 million in total. Based on current spend levels, we anticipate that we will be called upon to provide funding to Janssen AI commencing in the second quarter of 2012. In the event that further funding is required beyond the $400.0 million, such funding will be on terms determined by the board of Janssen AI, with Johnson & Johnson and Elan having a right of first offer to provide additional funding. If we fail to provide our share of the $400.0 million commitment or any additional funding that is required for the development of the AIP, and if Johnson & Johnson elects to fund such an amount, our interest in Janssen AI could, at the option of Johnson & Johnson, be commensurately reduced.

In consideration for the transfer of these assets and rights, we received a 49.9% equity interest in Janssen AI. In general, Elan is entitled to a 49.9% share of all net profits generated by Janssen AI beginning from the date Janssen AI becomes net profitable and certain royalty payments upon the commercialization of products under the AIP collaboration. The AIP represented our interest in that collaboration to research, develop and commercialize products for the treatment and/or prevention of neurodegenerative conditions, including Alzheimer's disease. Janssen AI has assumed our activities with Pfizer under the AIP. Under the terms of the Johnson & Johnson Transaction, if we undergo a change of control, an affiliate of Johnson & Johnson will be entitled to purchase our 49.9% interest in Janssen AI at the then fair value.

Transition Therapeutics Collaboration Agreements

In September 2006, we entered into an exclusive, worldwide collaboration with Transition for the joint development and commercialization of a novel therapeutic agent for Alzheimer's disease. The small molecule, ELND005, is a beta amyloid anti-aggregation agent that has been granted fast track designation by the FDA. In December 2007, the first patient was dosed in a Phase 2 clinical study. This 18-month, randomized, double-blind, placebo-controlled, dose-ranging study was designed to evaluate the safety and efficacy of ELND005 in approximately 340 patients with mild to moderate Alzheimer's disease. In December 2009, we announced that patients would be withdrawn from the two highest dose groups due to safety concerns. In August 2010, Elan and Transition announced the top-line summary results of the Phase 2 clinical study and in September 2011, the Phase 2 clinical study data was published in the journal Neurology. The study's cognitive and functional co-primary endpoints did not achieve statistical significance. The 250mg twice daily dose demonstrated a biological effect on amyloid-beta protein in the cerebrospinal fluid (CSF), in a subgroup of patients who provided CSF samples. This dose achieved targeted drug levels in the CSF and showed some effects on clinical endpoints in an exploratory analysis.

In December 2010, we modified our Collaboration Agreement with Transition and, in connection with this modification, Transition elected to exercise its opt-out right under the original agreement. Under this amendment, we paid Transition $9.0 million and Transition will be eligible to receive a further $11.0 million payment upon the commencement of the next ELND005 clinical trial, and will no longer be eligible to receive a $25.0 million milestone that would have been due upon the commencement of a Phase 3 trial for ELND005 under the terms of the original agreement.

As a consequence of Transition's decision to exercise its opt-out right, it will no longer fund the development or commercialization of ELND005 and has relinquished its 30% ownership of ELND005 to us. Consistent with the terms of the original agreement, following its opt-out decision, Transition will be entitled to receive milestone payments of up to $93.0 million (in addition to the $11.0 million described above), along with tiered royalty payments ranging in percentage from a high single digit to the mid teens (subject to offsets) based on net sales of ELND005 should the drug receive the necessary regulatory approvals for commercialization.

The term of the Collaboration Agreement runs until we are no longer developing or commercializing ELND005. We may terminate the Collaboration Agreement upon not less than 90 days notice to Transition and either party may terminate the Collaboration Agreement for material breach or because of insolvency of the other party. In addition, if we have not initiated a new ELND005 clinical trial by December 31, 2012, or otherwise paid Transition $11.0 million by January 31, 2013, the Collaboration Agreement will terminate.

We are continuing to explore pathways forward for the ELND005 asset.